                                                              TERM SHEET

                                          American Publishing, Inc. - Action Media Group, LLC

         This term sheet, dated as of February 6, 2004 ("Term Sheet"), sets forth the terms and conditions pursuant to which
Americana Publishing, Inc., a Colorado corporation ("Americana") (OTC.BB: ABPH) will issue 6 million shares of its common stock, par value $0.001 ("Common Stock") in exchange for all of the membership interests ("Membership Interests") of Action Media Group, LLC, a
California limited liability company ("Action").  This Term Sheet is intended to serve as a summary of the parties' current discussions and to set forth the general guidelines pursuant to which they will fulfill their due diligence obligations and discharge their fiduciary duties by negotiating, in good faith, the terms and conditions of the definitive agreements contemplated herein
(collectively, the "Transaction Documents").  Both parties acknowledge that all of the provisions of this Term Sheet are non-binding, except those specified below as binding.

         Closing Date..............................  The closing of the transactions contemplated herein will take place as soon as practicable after execution of this Term Sheet and after and subject to approval and filing of an amendment to Americana's articles of incorporation increasing the number of authorized shares of common stock
                                                     (the "Closing").

         Share Exchange............................  At the Closing, Americana will issue to Action or its designees (the
                                                     "Action Members") 6 million shares of Common Stock (the "Exchange Shares")
                                                     in exchange for all of the Membership Interests of Action. [Structure of
                                                     transaction subject to tax review by Action for most tax-efficient manner.]

         Restricted Securities.....................  The Exchange Shares will not be registered under any Federal or state securities laws and may be transferred only pursuant to an available exemption therefrom.

         Registration Rights.......................  In the event the Company shall file a Registration Statement on which the
                                                     Exchange Shares could be included for registration, the holders of the
                                                     Exchange Shares will have unlimited "piggy-back" rights to require the
                                                     Company to include the Exchange Shares, or any portion thereof, in such
                                                     Registration Statement, subject to pro rata cut-backs at the underwriter's discretion. In the event that no Registration Statement has been filed within six months of the close of this transaction, the Action Members can demand that Americana file a Registration Statement with respect to the shares.

         Price Protection..........................  The Exchange Shares shall have a value of at least $125,000 during the six
                                                     (6) months following the day the shares become available for trading on a national market.  If at the end of the six month period the Exchange
                                                     Shares then sold were sold at an effective per share price less than
                                                     $0.020833 per share, then the Company shall be obligated to make a Price
                                                     Protection payment sufficient to bring the effective price up to $0.020833 per share. Americana shall pay the Price Protection payment, at its election, in cash or restricted common stock priced at a 25% discount to the aforementioned five day average closing price at the end of the six month period.

         Lock-Up/Leak Out..........................  The Transaction Documents will include customary stock leak out provisions pursuant to which the holders of Exchange Shares, as a unit, will agree that the Exchange Shares will be limited to sales within the volume limitations of Rule 144 regardless of any subsequent registration of the shares.

         Ancillary Documents:

              Consulting Agreement.................  Commensurate with the Closing, Americana and Benjamin Padnos ("Padnos")
                                                     shall enter into a one year consulting agreement pursuant to which Padnos will provide the following services as a part of the consideration to
                                                     Americana for entering into the transactions contemplated herein:

                                                     (a)......Assist Americana to transition all of Action's assets to
                                                     Americana's offices in Albuquerque, New Mexico.

                                                     (b)      Secure and transfer all software and program and source code, and help Americana secure the services of previous programmers of Action's software.

              License Agreement....................  Americana will allow Action, on a one-time only basis, to enter into a license agreement currently being negotiated with Fifth Dimension
                                                     Television, based on the term sheet attached hereto as Exhibit A (the
                                                     "Coreflix LLC License").  Americana will have the right to approve the
                                                     Coreflix LLC License to confirm its substantial compliance with Exhibit
                                                     A.  The Action Members or their designees shall be entitled to receive all proceeds from the Coreflix LLC License.  The Action Members or their designees shall be responsible for all liabilities, claims and damages arising in connection with the Coreflix LLC License and shall indemnify and hold harmless Americana from same.  Americana will have the right to use the Coreflix.com name until March 31, 2004 as indicated in Exhibit A.
                                                     As indicated on Exhibit A, Coreflix LLC will provide a link on their website to the Americana website for a period of six (6) months to direct consumers looking for the action sports entertainment DVD rental service.

              IP Transfer Agreement................  Action will transfer all of its current and former customer lists, software, revenue, equipment, inventory, etc. to Americana.  Each holder of Exchange Shares will enter into a Non-Compete and Non-Solicitation
                                                     Agreement with Americana with a term of two years regarding the Action business.

                                                     Americana will assume all liabilities and responsibility for all merchant accounts, credit card processing, sales and other taxes.  Americana agrees to indemnify and hold harmless the Action Members for all liabilities and actions occurring after the closing date of the transaction.

         Assumption of Liabilities

         And Indemnification...
                                                     The parties agree that each will make best efforts in good faith to close this transaction by [February 16, 2004].

         Transaction Closing

         Deadline..........

         Representations and Warranties............  The Transaction Documents will contain representations, warranties and other terms and conditions customary to transactions of their size and nature.

         Risk Factors..............................  Purchase of the Common Stock and the Membership Interests is speculative and may involve a high degree of risk.  Each of the parties shall perform their own due diligence and seek their own independent legal and financial counsel prior to consummating the transactions contemplated herein.

         Due Diligence.............................  Each party will make available to the other, and their respective representatives, all books, records, documents and other information that may reasonably be requested to assess the other party's business and legal condition.

         Confidentiality...........................  Each party shall keep confidential any non-public information obtained from the other party.  In the event of termination of negotiations, each party will return or cause to be returned to the other all documents and other material obtained from the other party and will use all reasonable efforts to keep confidential any such information, unless such information is ascertainable from public or published information or already known by the receiving party.  In addition, each party agrees not to use the other parties confidential information in any way if the transaction does not close. If either party does use the other party's confidential information in this manner, the parties agree that upon a showing to a court of competent jurisdiction that the confidential information has been used, the party the information originally belonged to shall be entitled to a preliminary injuction preventing the other party from using the information, including but not limited to operating a website or service based on the confidential information.

         Expenses..................................  Each of the parties shall bear their respective legal fees and other expenses arising in connection with this Term Sheet and the transactions contemplated herein.

         Legal Counsel.............................  Richardson & Patel LLP exclusively represents Americana and neither it nor any of its attorney represent the interests of Action or its members.
                                                     Action will obtain its own legal counsel.

         Non-Binding Effect........................  The parties will use their best efforts to negotiate, execute and deliver the Transaction Documents and any additional documentation contemplated in this Term Sheet.  The parties do not intend this Term Sheet to be a binding contract or agreement, except that the paragraphs regarding
                                                     Expenses and Confidentiality shall be binding.

         Applicable Law............................  This term sheet shall be governed by California law.

AGREED AND ACCEPTED:

AMERICANA PUBLISHING, INC.                                        ACTION MEDIA GROUP, LLC

By: ___________________________                                   By:
         George Lovato, CEO                                                    Benjamin Padnos, Manager
Date:  ____________
                                                                  By: _________________________________
                                                                               Joseph D. Agliozzo, Manager
                                                                  Date:  ___________

                                                               EXHIBIT A

                                                     Non-Binding Letter of Intent

                                                COREFLIX, LLC - Action Media Group, LLC

         This term sheet, dated as of January 30th, 2004 ("Term Sheet"), sets forth the terms and conditions pursuant to which
COREFLIX ("CORE") located at 9595 Wilshire Blvd, Suite 700, Los Angeles, CA 90021, will enter into an agreement or agreements with
Action Media Group, LLC, a California limited liability company ("Action").  This Term Sheet is intended to serve as a summary of the parties' current discussions and to set forth the general guidelines pursuant to which they will fulfill their due diligence obligations and discharge their fiduciary duties by negotiating, in good faith, the terms and conditions of the definitive agreements contemplated herein (collectively, the "Transaction Documents").  Both parties acknowledge that all of the provisions of this Term
Sheet are non-binding, except those specified below as binding.

         Closing Date..............................  The closing of the transactions contemplated herein will take place as soon as practicable after execution of this Term Sheet but in any event no later than April 1st 2004 (the "Closing").

         License Agreement.........................  At the Closing, the parties will execute a Software License Agreement covering the use in perpetuity of Action's proprietary software covering the rental of DVDs.  The license fee paid by CORE will be $24,900 (USD), and said amount will be payable upon the execution of the agreement, no later than February 20. [Structure of transaction subject to tax review by
                                                     Action and CORE for most tax-efficient manner.]

         Consulting Agreement......................  At the Closing, the parties will execute a consulting agreement providing for four (4) months consulting services for a total of $30,000.00.  This sum to be paid monthly, in equal installments.  The first payment shall be made on the last business day of the month, beginning February 27, 2004.

         Domain Name Transfer ........               Action shall cause to be transferred to CORE the Domain Names
                                                     Coreflix.com, .net and .org.  Said transfer to be effective on or before
                                                     April 1, 2004. The cost for the Domain Names paid by CORE will be $100.00
                                                     (USD), and said amount will be payable at the Closing. [Structure of transaction subject to tax review by Action and CORE for most tax-efficient manner.]

                                                     In addition, after the transfer, CORE agrees to provide a link to a new domain to be operated by Americana Publishing (actionsportsflix.com or other name which may be chosen by Americana or Action) which offers action sports DVD rentals, and will cooperate in all efforts to redirect existing
                                                     Action customers to said new domain for a period of 6 months after the transfer is complete.  A Domain Name Transfer Agreement is attached hereto.

         Form Documents.........                     License and Consulting documents are attached hereto.

         Revenue Sharing.........                    CORE agrees to pay to Ben Padnos and Joe Agliozzo (collectively
                                                     "CONSULTANT") (or their designee) a revenue share based on the following formula.  The website and service to be jointly created by CONSULTANT  and
                                                     CORE is hereinafter referred to as the "PROJECT OBJECTIVES" :

                                                     CONSULTANT will receive 10% of the gross sales made during the period starting 366 calendar days FROM the date the website described in the
                                                     PROJECT OBJECTIVES is "live" and ending 365 calendar days AFTER the date the website described in the PROJECT OBJECTIVES is "live", or at latest from the period starting April 1st 2004 .

         Warrants                                    In the event of a public offering of stock in the Company containing the
                                                     DVD rental entity within the next three years from the date of Closing or
                                                     April 1st 2004 which ever comes first,  CONSULTANT shall receive warrants to purchase up to 3% of the outstanding shares at a pre-money valuation of
                                                     $5MM.

         Due Diligence.............................  Action will make available to CORE, and their respective representatives, all books, records, documents and other information that may reasonably be requested to assess Action's business and legal condition.

         Confidentiality...........................  Each party shall keep confidential any non-public information obtained from the other party.  In the event of termination of negotiations, each party will return or cause to be returned to the other all documents and other material obtained from the other party and will use all reasonable efforts to keep confidential any such information, unless such information is ascertainable from public or published information or already known by the receiving party. In addition, each party agrees not to use the other parties' confidential information in any way if the transaction does not close. If either party does use the other party's confidential information in this manner, the parties agree that upon a showing to a court of competent jurisdiction that the confidential information has been used, the party the information originally belonged to shall be entitled to a preliminary injunction preventing the other party from using the information, including but not limited to operating a website or service based on the confidential information.

         Expenses..................................  Each of the parties shall bear their respective legal fees and other expenses arising in connection with this Term Sheet and the transactions contemplated herein.

         Non-Binding Effect........................  The parties will use their best efforts to negotiate, execute and deliver the Transaction Documents and any additional documentation contemplated in this Term Sheet.  The parties do not intend this Term Sheet to be a binding contract or agreement, except that the paragraphs regarding
                                                     Expenses and Confidentiality shall be binding.

         Applicable Law............................  This term sheet shall be governed by California law and all dollar amounts are in US Dollars.

AGREED AND ACCEPTED:

COREFLIX, LLC                                                     ACTION MEDIA GROUP, LLC

By: ___________________________                                   By:
         Robert Whyte, Managing Member                                         Benjamin L. Padnos, Manager
By: ___________________________                                   By: _________________________________
         Stuart Duncan, Managing Member                                        Joseph D. Agliozzo, Manager
                                                                  Date:  ___________
Date:  ____________

In part due to an additional transaction with Americana Publishing, Inc., which transaction has been duly disclosed to CORE, time is of the essence in completing this transaction.

Sincerely,

Benjamin L Padnos, Co-Founder

Action Media Group, LLC